UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant    ☐

Filed by a Party other than the Registrant    ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12.

Steel Technologies Inc.

(Name of Registrant as Specified In Its Charter)

Mitsui & Co. (U.S.A.), Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in the press release located below may constitute "forward-looking statements." Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include the following: the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate the operations of Steel Technologies Inc. (“Steel Technologies”) into those of Mitsui & Co., Ltd. or one of its subsidiaries (collectively, “Mitsui”); such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Steel Technologies; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; and the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; Mitsui and Steel Technologies are subject to intense competition; risks associated with the recent loss and ongoing replacement of key personnel; changes in economic conditions that may lead to unforeseen developments in markets for products handled by us; fluctuations in currency exchange rates that may cause unexpected deterioration in the value of transactions; adverse political developments in the various jurisdictions where we operate, which among things, may create delays or postponements of transactions and projects; changes in laws, regulations or policies in any of the countries where we conduct our operations; and significant changes in the competitive environment; customer decisions are influenced by general economic conditions; third parties may claim that our products infringe their intellectual property rights; acts of war and terrorism may adversely affect our business; the volatility of the international marketplace; and the other factors discussed in "Risk Factors" in Mitsui’s Annual Report on Form 20-F for the most recently ended fiscal year and Mitsui’s other filings with the SEC, which are available at http://www.sec.gov. Mitsui assumes no obligation to update the information in the transcript, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Steel Technologies by Mitsui. In connection with the proposed acquisition, Mitsui and Steel Technologies intend to file relevant materials with the SEC, including Steel Technologies’ proxy statement on Schedule 14A. SHAREHOLDERS OF STEEL TECHNOLOGIES ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING STEEL TECHNOLOGIES’ PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Steel Technologies shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Steel Technologies. Such documents are not currently available.

Participants in Solicitation

Mitsui and its directors and executive officers, and Steel Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Steel Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Mitsui is set forth in Mitsui’s Annual Report on Form 20-F for the most recently ended fiscal year, which was filed with the SEC on September 27, 2006. Information about the directors and executive officers of Steel Technologies is set forth in the proxy statement for Steel Technologies’ most recent Annual Meeting of Shareholders, which was filed with the SEC on December 21, 2006. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

MITSUI USA TO ACQUIRE STEEL TECHNOLOGIES

New York, NY and Louisville, KY (February 28, 2007) – Mitsui & Co. (U.S.A.), Inc. (“Mitsui USA”) and Steel Technologies Inc. (NASDAQ: STTX) today announced the signing of a definitive agreement pursuant to which Mitsui USA will acquire all outstanding shares of Steel Technologies for $30 per share. This per share offer represents a 63% premium over the previous day’s closing price. The all-cash transaction, valued at approximately $532 million including retained debt of $136 million, is subject to shareholder approval and regulatory review, and is expected to close by the end of June.

Steel Technologies, with headquarters in Louisville, KY, operates 25 steel processing facilities, including its joint venture operations, throughout the United States, Canada and Mexico. It is a leading North American steel processor that leverages its broad geographic network of facilities to deliver processing capabilities and value-added services to customers in a variety of industries. Upon completion of the merger, Steel Technologies will operate as a separate, wholly owned subsidiary with the current management team maintaining responsibility for the company’s performance and growth strategies.

“As a result of our 20-year strategic partnership, Mitsui USA and Steel Technologies know each other’s strengths quite well,” said Ichizo Kutsukake, Senior Vice President of Mitsui USA’s Iron and Steel Products Division. “We intend to leverage Mitsui USA’s investment and logistics capabilities to position Steel Technologies as an important element in implementing our North American business strategy and to enhance our upstream/downstream value chain. Steel Technologies will enable us to efficiently meet our customers’ ever-increasing demands and expectations.”

Mitsui USA plans to finance this transaction through its existing capital resources.

“We are also delighted that the current management team, which has been so successful in growing the business and creating value for customers, will remain in place to build on our long-term relationship,” Mr. Kutsukake added. “Mitsui USA is committed to supporting the Steel Technologies team in its ongoing initiative to broaden and deepen the company’s penetration in existing markets and in developing opportunities in new markets.”

About Steel Technologies

Steel Technologies processes flat-rolled steel to specified thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, agricultural, recreational and office equipment industries, among others. The company, including its joint ventures, operates 25 production facilities located throughout the United States, Canada and Mexico. More information about the company may be found at www.steeltechnologies.com.

About Mitsui USA

Mitsui USA is the largest wholly owned subsidiary of Mitsui & Co., Ltd., a diversified global trading, investment and service enterprise. Mitsui USA has operations in iron and steel products and raw materials, infrastructure projects, machinery, information technology, chemicals, plastics, energy and consumer products, among others. More information on Mitsui USA may be found at www.mitsui.com.

Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Steel Technologies’ SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC, or by contacting the company through its Web site.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in the press release include forward-looking statements about Mitsui & Co., Ltd. These may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include the following: the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate Steel Technologies’ operations into those of Mitsui & Co., Ltd. or one of its subsidiaries (collectively, “Mitsui”); such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Steel Technologies; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; and the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; Mitsui and Steel Technologies are subject to intense competition; risks associated with the recent loss and ongoing replacement of key personnel; changes in economic conditions that may lead to unforeseen developments in markets for products handled by us; fluctuations in currency exchange rates that may cause unexpected deterioration in the value of transactions; adverse political developments in the various jurisdictions where we operate, which among things, may create delays or postponements of transactions and projects; changes in laws, regulations or policies in any of the countries where we conduct our operations; and significant changes in the competitive environment; customer decisions are influenced by general economic conditions; third parties may claim that our products infringe their intellectual property rights; acts of war and terrorism may adversely affect our business; the volatility of the international marketplace; and the other factors discussed in “Risk Factors” in Mitsui & Co., Ltd.’s Annual Report on Form 20-F for the most recently ended fiscal year and Mitsui’s other filings with the SEC, which are available at http://www.sec.gov. Mitsui assumes no obligation to update the information in the press release, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Steel Technologies by Mitsui USA. In connection with the proposed acquisition, Mitsui and Steel Technologies intend to file relevant materials with the SEC, including Steel Technologies’ proxy statement on Schedule 14A. SHAREHOLDERS OF STEEL TECHNOLOGIES ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING STEEL TECHNOLOGIES’ PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s Web site, http://www.sec.gov, and Steel Technologies shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Steel Technologies. Such documents are not currently available.

Participants in Solicitation

Mitsui and its directors and executive officers, and Steel Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Steel Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Mitsui & Co., Ltd. is set forth in Mitsui & Co., Ltd.’s Annual Report on Form 20-F for the most recently ended fiscal year, which was filed with the SEC on May 31, 2006. Information about the directors and executive officers of Steel Technologies is set forth in the proxy statement for Steel Technologies’ 2007 Annual Meeting of Shareholders, which was filed with the SEC on December 21, 2006. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

This press release is published in order to publicly announce the specific facts stated above and does not constitute a solicitation of investments or any similar act inside or outside Japan regarding the shares, bonds or other securities issued by Mitsui & Co., Ltd.

Contact:

Mitsui & Co. (U.S.A.), Inc.

Mr. Shinichi Hirabayashi

Research & Public Affairs Center

Phone: 212-878-4072

Fax: 212-878-4003

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